UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 2, 2016
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 2, 2016, Sun Communities, Inc. (the "Company") issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing its financial results for the period ended June 30, 2016, and certain other information.

The Company will hold an investor conference call and webcast at 11:00 a.m. ET on August 2, 2016 to disclose and discuss the financial results for the period ended June 30, 2016.

The information contained in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events

Supplemental Material U.S. Federal Income Tax Considerations

The following information included in this Item 8.01 of this Current Report on Form 8-K is a summary of certain additional material U.S. federal income tax considerations with respect to the ownership of the Company’s capital stock and other securities. This summary supplements and, where applicable, supersedes the discussion under the heading “Material U.S. Federal Income Tax Considerations” in each of (a) the prospectus dated April 17, 2015, which is part of the Company’s Registration Statement on Form S-3 (File No. 333-203498), (b) the prospectus dated April 17, 2015, which is part of the Company’s Registration Statement on Form S-3 (File No. 333-203502), and (c) the prospectus dated June 12, 2015, which is part of the Company’s Registration Statement on Form S-3 (File No. 333-204911) (collectively, the “Prospectuses”). The following information should be read together with such discussion for a more detailed summary of the material U.S. federal income tax consequences of the purchase, ownership and disposition of the Company’s capital stock and other securities and its election to be taxed as a REIT under the Internal Revenue Code of 1986, as amended.

Tax on Built-In Gains

On June 7, 2016, the IRS and Treasury Department issued temporary regulations changing the recognition period for the corporate tax on built-in gains described in the discussion under the tenth bullet point under “U.S. Federal Income Tax Considerations-Taxation of Sun as a REIT” in each of the Prospectuses, as supplemented by Item 8.01 of the Company’s Current Report on Form 8-K filed March 15, 2016. Prior to August 8, 2016, the recognition period applicable to us with respect to an asset with built-in gain is the five-year period beginning on the day the asset was acquired. Effective for assets with built-in gain acquired on or after August 2, 2016, the recognition period will be the ten-year period beginning on the day the asset was acquired. This change is temporary and is set to expire on June 7, 2019.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release dated August 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: August 2, 2016	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued August 2, 2016